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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                January 12, 2007

                               TRANSGENOMIC, INC.
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             (Exact name of registrant as specified in its charter)

        Delaware                    000-30975                   911789357
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(State of Incorporation)     (Commission File Number)         (IRS Employer
                                                          Identification Number)

         12325 Emmet Street, Omaha, Nebraska                      68164
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      (Address of principal executive offices)                  (Zip Code)

                                 (402) 452-5400
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              (Registrant's telephone number, including area code)

                                 Not applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On January 12, 2007, the Registrant entered into a Separation Agreement with Collin J. D'Silva (the "Separation Agreement"). Pursuant to the Separation Agreement, effective January 19, 2007, Mr. D'Silva shall resign his position on the Registrant's Board of Directors (including his position as Chairman of the Board) and his position as the Registrant's Secretary. Mr. D'Silva shall serve as the Registrant's Director of Mergers and Acquisitions for a period ending no later than March 31, 2007. The Registrant shall continue to pay Mr. D'Silva's base salary through March 31, 2007 and shall pay the cost of Mr. D'Silva's continued group health insurance coverage for a period of eighteen (18) months. The agreement also contains customary confidentiality, non-competition, non-solicitation, and release of claims provisions.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     Collin J. D'Silva, the Registrant's Chairman of the Board and Secretary, has submitted his resignation from such positions, effective January 19, 2007. The Board of Directors has appointed Gregory Sloma, a current director, to serve as the interim Chairman of the Board until such time as a new Chairman is appointed. The Board of Directors appointed Debra Schneider, the Registrant's Chief Financial Officer, to serve as the Registrant's new Secretary.

     Mr. D'Silva's resignation creates a vacancy on the Board of Directors. On January 17, 2007, the Registrant's Board of Directors appointed Craig Tuttle, the Registrant's President and Chief Executive Officer, to fill this vacancy. Mr. Tuttle's appointment shall become effective upon Mr. D'Silva's resignation, and Mr. Tuttle shall serve as a Class I Director. Mr. Tuttle has not been appointed to any committees of the Board of Directors at this time. There are no family relationships between Mr. Tuttle and any other director or executive officer of the Registrant and he was not selected by the Board of Directors to serve as a Director pursuant to any arrangement or understanding with any person. Mr. Tuttle has not engaged in any transaction with the Registrant that would be reportable as a related party transaction under the rules of the SEC.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 19, 2007               TRANSGENOMIC, INC.


                                       By: /s/ Craig J. Tuttle
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                                           Craig J. Tuttle
                                           Principal and Chief Executive Officer